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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 26, 2004
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                               HMI INDUSTRIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  2-30905                  36-1202810
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(State or Other Jurisdiction      (Commission     (I.R.S. Employer Incorporation
of Organization)                  File Number)        or Identification No)


                              6000 Lombardo Center
                                    Suite 500
                             Seven Hills, Ohio 44131
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              (Address of Principal Executive Offices and Zip Code)

                                 (216) 986-8008
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 26, 2004, PricewaterhouseCoopers LLP declined to stand for re-appointment as independent accountants for HMI Industries Inc. (the "Company").

PricewaterhouseCoopers LLP reports on the Company's financial statements for the years ended September 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with its audits of the financial statements of the Company as of September 30, 2003 and 2002 and for the years then ended and through February 26, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the Company's financial statements for such years. However, the report of PricewaterhouseCoopers LLP on the financial statements of the Company as of and for the years ended September 30, 2003 and 2002 contained an explanatory paragraph disclosing the fact that the Company's credit agreement expires on October 15, 2004.

During the years ended September 30, 2003 and 2002 and through February 26, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has provided PricewaterhouseCoopers LLP with a copy of this Report prior to filing with the Commission, and has requested PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements contained in such disclosures. A copy of such letter, dated March 4, 2004, is filed as Exhibit 16 to this Report on Form 8-K.

On March 2, 2004 the Audit Committee recommended and the Board of Directors approved the acceptance of the resignation from PricewaterhouseCoopers LLP. The Audit Committee has not, as of March 4, 2004, engaged a new auditor for the Company but is currently reviewing proposals from various firms.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Exhibit
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    16            Letter regarding change in certifying accountant, attached.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HMI Industries Inc.
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                                           (Registrant)


Date:  March 4, 2004                       By:  /s/  Julie A. McGraw
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                                           Vice-President, Chief Financial
                                           Officer and Treasurer